UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 18, 2015

BroadVision, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34205	94-3184303
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1700 Seaport Blvd, Suite 210, Redwood City, California		94063
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	(650) 331-1000

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2015 annual meeting of the stockholders of BroadVision, Inc. (the “Annual Meeting”) was held on June 18, 2015 in our office located at 1700 Seaport Boulevard, Suite 210, Redwood City, California. At the Annual Meeting, our stockholders voted on four proposals, each of which is described in more detail in our definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission on April 30, 2015. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each matter and the number of abstentions, if applicable, and broker non-votes with respect to each matter.

1. Our stockholders elected each of 4 director nominees to serve for the ensuing year and until their successors are elected. The votes regarding the election of directors were as follows:

Director Name:	Votes For	Votes Withheld	Broker Non–Votes
Pehong Chen	2,206,549	158,700	1,291,863
James D. Dixon	2,268,096	97,153	1,291,863
Robert Lee	2,267,697	97,552	1,291,863
François Stieger	2,267,593	97,656	1,291,863

2. Our stockholders ratified the selection of OUM & Co. LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,629,798	26,821	493	1,291,863

3. Our stockholders approved, on an advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,326,348	37,730	1,171	1,291,863

4. Our stockholders approved, on an advisory basis, a preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers of every “Three Years”. The voting results were as follows:

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
382,078	2,474	1,914,052	66,645	1,291,863

Based on the voting results and its consideration of the appropriate voting frequency for the Company at this time, we will hold an advisory vote on the compensation of the Company’s named executive officers every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BroadVision, Inc.

June 18, 2015	By:	/s/ Peter Chu

Name: Peter Chu
Title: Chief Financial Officer and Vice President of Strategy and Product Management